UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒              Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Air Lease Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AIR LEASE CORPORATION 2024 Annual Meeting Vote by May 02, 2024 11 :59 PM ET You invested in AIR LEASE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 03, 2024. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 03, 2024 8:30AM PDT www.cesonlineservices.com/al24_vm *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. AIR LEASE CORPORATION 2024 Annual Meeting Vote by May 02, 2024 11:59 PM ET Voting Items 1 . Election of Directors Nominees: 1A. Matthew J. Hart 1B. Yvette H. CIark 1C. Cheryl Gordon Krongard 1D. Marshall 0. Larsen 1E. Susan McCaw 1F. Robert A. Milton 1G. John L. Plueger 1H. Ian M. Saines 1I. Steven F. Udvar-Hazy 2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2024. 3. Advisory vote to approve named executive officer compensation. 4. Advisory vote on the frequency of future advisory votes to approve named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For For For For For For Year